UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Convergence Ethanol, Inc.

(Name of Registrant as Specified In Its Charter)

Daniel K. Moscaritolo
Charles L. Christensen

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 16 , 2007, Daniel K. Moscaritolo and Charles L. Christensen, shareholders of Convergence Ethanol, Inc., issued a press release relating to Convergence Ethanol, Inc. A copy of the press release is filed herewith as Exhibit 1.

IF AN ANNUAL MEETING OF SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. IS NOTICED, DANIEL K. MOSCARITOLO AND/OR CHARLES L. CHRISTENSEN MAY SEEK TO SOLICIT PROXIES OR TO PARTICIPATE IN A GROUP THAT MAY SOLICIT PROXIES FROM THE SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. FOR USE AT SUCH ANNUAL MEETING. IF THEY ELECT TO SOLICIT PROXIES FROM SHAREHOLDERS FOR USE AT AN ANNUAL MEETING, DANIEL K. MOSCARITOLO AND/OR CHARLES L. CHRISTENSEN WILL PREPARE AND FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY EITHER OF DANIEL K. MOSCARITOLO OR CHARLES L. CHRISTENSEN FROM THE SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. FOR USE AT ITS NEXT ANNUAL MEETING IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. IF AND WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1

SHAREHOLDERS OF CONVERGENCE ETHANOL, INC., DANIEL K. MOSCARILTOLO AND
CHARLES L. CHRISTENSEN, REPRESENTED BY HALE LANE, FILE SUIT TO COMPEL AN ANNUAL MEETING

THOUSAND OAKS, Jan. 16, 2007 - Daniel K. Moscaritolo and Charles L. Christensen (the “Shareholders”), shareholders of Convergence Ethanol, Inc. (OTC: CETH) (the “Company”), today announced that they have taken action to compel the Company to hold an annual meeting of shareholders.

Despite clear provision in the bylaws that annual meetings are to be held on February 18 of each year, the Board of Directors of the Company has failed to call an annual meeting for the past three years, thus avoiding a shareholder vote on the election of directors. The current Board of Directors consists of only two directors, neither of whom has ever been elected or approved by shareholders of the Company. As of January 11, 2007, the Company has not delivered notice of an annual meeting for 2007, even though a written demand for a shareholder’s meeting was sent by certified mail to the Company on December 30, 2006 by the Shareholders.

The Shareholders have filed an action in Nevada court on January 9, 2007 to compel the Company to hold an annual meeting of shareholders on or before February 18, 2007 in accordance with the Company’s bylaws and Section 78.345 of the Nevada Revised Statutes.

IF AN ANNUAL MEETING OF SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. IS NOTICED, DANIEL K. MOSCARITOLO AND/OR CHARLES L. CHRISTENSEN MAY SEEK TO SOLICIT PROXIES OR TO PARTICIPATE IN A GROUP THAT MAY SOLICIT PROXIES FROM THE SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. FOR USE AT SUCH ANNUAL MEETING. IF THEY ELECT TO SOLICIT PROXIES FROM SHAREHOLDERS FOR USE AT AN ANNUAL MEETING, DANIEL K. MOSCARITOLO AND/OR CHARLES L. CHRISTENSEN WILL PREPARE AND FILE A PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY EITHER OF DANIEL K. MOSCARITOLO AND/OR CHARLES L. CHRISTENSEN FROM THE SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. FOR USE AT ITS NEXT ANNUAL MEETING IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. IF AND WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF CONVERGENCE ETHANOL, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A FILED BY IMPROVE CETH WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 2007, WITH RESPECT TO CONVERGENCE ETHANOL, INC. THAT SCHEDULE 14A IS CURRENTLY AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE.

THIS LETTER IS FOR GENERAL INFORMATIONAL PURPOSES ONLY. IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS LETTER. THE VIEWS EXPRESSED HEREIN REPRESENT THE OPINIONS OF DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN, AND ARE BASED ON PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO CONVERGENCE ETHANOL, INC. (THE “ISSUER”). NO WARRANTY IS MADE THAT SUCH SEC FILING INFORMATION IS ACCURATE. DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN SHALL NOT BE HELD LIABLE FOR ANY MISINFORMATION CONTAINED IN ANY SEC FILING. THIS LETTER DOES NOT RECOMMEND THE PURCHASE OR SALE OF ANY SECURITY. UNDER NO CIRCUMSTANCES IS THIS LETTER TO BE USED OR CONSIDERED AS AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY. DANIEL K. MOSCARITOLO BENEFICIALLY OWNS 2,462,887 SHARES OF COMMON STOCK OF CONVERGENCE ETHANOL, INC. AND CHARLES L. CHRISTENSEN BENEFICIALLY OWNS 345,917 SHARES.

DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN MAY FROM TIME TO TIME SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT SALES), BUY ADDITIONAL SHARES (IN OPEN MARKET OR PRIVATELY NEGOTIATED TRANSACTIONS, BY TENDER OFFER, OR OTHERWISE), OR TRADE IN OPTIONS, PUTS, CALLS, OR OTHER DERIVATIVE INSTRUMENTS RELATING TO SUCH SHARES. DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN ALSO RESERVE THE RIGHT TO TAKE SUCH ACTIONS WITH RESPECT TO THEIR INVESTMENTS IN THE ISSUER AS THEY MAY DEEM APPROPRIATE, INCLUDING, BUT NOT LIMITED TO, COMMUNICATING WITH THE ISSUER AND OTHER INVESTORS, CONDUCTING A PROXY SOLICITATION, OR OTHER ACTIONS. DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN RESERVE THE RIGHT TO CHANGE THEIR OPINIONS REGARDING THE ISSUER AT ANY POINT IN TIME AS THEY DEEM NECESSARY. DANIEL K. MOSCARITOLO AND CHARLES L. CHRISTENSEN DISCLAIMS ANY OBLIGATION TO UPDATE THE INFORMATION CONTAINED HEREIN.

Source:

Daniel K. Moscaritolo and Charles L. Christensen,
represented by Hale Lane and Crone Rozynko LLP

Contact:

Daniel K. Moscaritolo
(805) 279-5622